UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 6, 2021

Date of Report (Date of earliest event reported)

U.S. GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-1831409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(Address of principal executive offices)

(800) 557-4550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 6, 2021, the Board of Directors of U.S. Gold (the “Company”) increased the size of the Company’s Board of Directors from five to six directors (the “Board Increase”). The Company effected the Board Increase pursuant to Article V, Section 1 of its bylaws.

Effective January 6, 2021, the Board of Directors appointed Mr. Michael Waldkirch to the Board of Directors of the Company to fill the vacancy created by the Board Increase. Additionally, effective January 6, 2021, Mr. Waldkirch has replaced Mr. Ryan Zinke as a member of the Audit Committee of the Board of Directors.

Mr. Waldkirch, age 51, holds a Bachelor of Arts in Economics from the University of British Columbia and has been a Certified Professional Accountant since 1998. Since 1999, Mr. Waldkirch has held the position of Senior Partner with the Public Accounting firm Michael Waldkirch & Company Inc., Chartered Professional Accountants, in Vancouver, B.C. From 2010 to the present, Mr. Waldkirch has served as CFO of Gold Standard Ventures Corp. (GSV - TSX-V/NYSE-MKT), Vancouver, BC. From 2016 to the present, Mr. Waldkirch has served as CFO of Barksdale Resources Corp., Vancouver, BC. Additionally, from 2013 to 2017, he served as CFO of NuLegacy Gold Corporation, Vancouver, BC; from 2011 to 2017, he served as CEO and CFO of Spirit Bear Capital Corp., Vancouver, BC; from 2015 to 2016, he served as CFO of GFG Resources Corp., Vancouver, BC; from 2013-2016, he served as CFO of Clear Mountain Resources Corp, Vancouver, BC; from 2014 to 2017, he served as CFO of Consolidated Westview Resource Corp., Vancouver, BC; and from 2008 to 2011, he served as CFO of Northern Star Mining Corp., Vancouver, BC.

There are no arrangements or understandings between Mr. Waldkirch and any other persons pursuant to which he was selected to serve on the Company’s Board of Directors. In addition, there are no transactions between the Company and Mr. Waldkirch or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events

On January 11, 2021, the Company issued a press release announcing the appointment of Mr. Waldkirch to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021	U.S. GOLD CORP.

	By:	/s/ Edward M. Karr